Motley Fool Mid-Cap Growth ETF
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 99.0%	Shares	Value
Aerospace & Defense - 2.8%
Axon Enterprise, Inc. (a)	7,912	$4,273,588

Air Freight & Logistics - 4.2%
GXO Logistics, Inc. (a)(b)	124,565	6,320,428

Building Products - 0.1%
Carlisle Cos., Inc.	248	78,881

Capital Markets - 9.6%
Morningstar, Inc.	10,717	2,302,655
StoneX Group, Inc. (a)	133,561	12,101,962
		14,404,617

Consumer Staples Distribution & Retail - 2.0%
Performance Food Group Co. (a)	31,577	3,065,179

Financial Services - 4.4%
Toast, Inc. - Class A (a)	195,564	6,686,333

Health Care Equipment & Supplies - 9.1%
Cooper Cos., Inc. (a)	34,135	2,660,141
DexCom, Inc. (a)	95,105	6,036,314
Penumbra, Inc. (a)	16,960	4,972,163
		13,668,618

Health Care Providers & Services - 5.3%
HealthEquity, Inc. (a)	76,447	8,040,695

Hotels, Restaurants & Leisure - 3.4%
Wingstop, Inc. (b)	19,564	5,179,178

Insurance - 8.3%
Brown & Brown, Inc. (b)	80,308	6,459,172
Goosehead Insurance, Inc. - Class A (b)	85,374	6,108,510
		12,567,682

IT Services - 1.5%
MongoDB, Inc. (a)	7,000	2,326,590

Life Sciences Tools & Services - 7.3%
Waters Corp. (a)	13,587	5,481,267
West Pharmaceutical Services, Inc.	19,859	5,505,908
		10,987,175

Professional Services - 5.2%
Broadridge Financial Solutions, Inc.	34,318	7,827,593

Real Estate Management & Development - 0.0%(c)
CoStar Group, Inc. (a)	1,000	68,800

Software - 17.6%
Alarm.com Holdings, Inc. (a)	77,256	4,014,222
Datadog, Inc. - Class A (a)	28,523	4,563,965
Guidewire Software, Inc. (a)	33,397	7,213,084
HubSpot, Inc. (a)	8,221	3,019,738
Monday.com Ltd. (a)(b)	12,184	1,752,790
Nutanix, Inc. - Class A (a)(b)	1,160	55,448
Tyler Technologies, Inc. (a)(b)	12,422	5,833,620
		26,452,867

Specialized REITs - 3.9%
SBA Communications Corp.	29,912	5,811,004

Specialty Retail - 3.3%
Tractor Supply Co.	89,478	4,901,605

Trading Companies & Distributors - 11.0%
Fastenal Co.	78,124	3,156,210
QXO, Inc. (a)(b)	356,244	6,672,450
SiteOne Landscape Supply, Inc. (a)(b)	35,211	4,728,133
Watsco, Inc. (b)	5,746	1,990,414
		16,547,207
TOTAL COMMON STOCKS (Cost $102,967,819)		149,208,040

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.6%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.09% (d)	12,904,822	12,904,822
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $12,904,822)		12,904,822

TOTAL INVESTMENTS - 107.6% (Cost $115,872,641)		162,112,862
Liabilities in Excess of Other Assets - (7.6)%		(11,441,587)
TOTAL NET ASSETS - 100.0%		$150,671,275

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of November 30, 2025. The fair value of these securities was $12,827,292.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Motley Fool Mid-Cap Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$149,208,040	$–	$–	$149,208,040
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	12,904,822
Total Investments	$149,208,040	$–	$–	$162,112,862

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $12,904,822 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.